Exhibit 10.2

PLEDGE AGREEMENT

PLEDGE AGREEMENT, dated as of January 24, 2011 (as amended, restated, modified and/or supplemented from time to time, the “Agreement”), made by each of the undersigned pledgors (each, a “Pledgor” and together with any other entity that becomes a party hereto pursuant to Section 24 hereof, collectively, the “Pledgors”), in favor of BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, together with any successors and assigns in such capacity, the “Administrative Agent”) for the benefit of the Secured Parties.

W I T N E S S E T H :

WHEREAS, FairPoint Communications, Inc., a Delaware corporation (“FairPoint”), FairPoint Logistics, Inc., a South Dakota corporation (“Logistics”; and together with FairPoint, each a “Borrower” and collectively, the “Borrowers”), the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent have entered into a Credit Agreement, dated as of the date hereof (as amended, modified, restated and/or supplemented from time to time, the “Credit Agreement”), providing for the making of Loans to, and the issuance of, and participation in, Letters of Credit for the account of the Borrowers and/or one or more of their Subsidiaries, all as contemplated therein.

WHEREAS, the Borrowers and the other Loan Parties may from time to time be a party to one or more Secured Hedge Agreements.

WHEREAS, the Borrowers and the other Loan Parties may from time to time be a party to one or more Secured Cash Management Agreements.

WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement and the making of Loans and the issuance of, and participation in, Letters of Credit thereunder that each Pledgor shall have executed and delivered to the Administrative Agent this Agreement.

WHEREAS, each Pledgor desires to execute this Agreement to satisfy the condition described in the preceding paragraph.

NOW, THEREFORE, in consideration of the benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following representations and warranties to the Administrative Agent, for the benefit of the Secured Parties, and hereby covenants and agrees with the Administrative Agent, for the benefit of the Secured Parties, as follows:

1.             SECURITY FOR OBLIGATIONS.  This Agreement is made by each Pledgor for the benefit of the Secured Parties to secure the Obligations.

2.             DEFINITIONS.  All capitalized terms used herein and not otherwise defined herein shall have the meanings specified in the Credit Agreement.  The following capitalized terms used herein shall have the definitions specified below:

“Certificated Security” shall have the meaning given such term in Section 8-102(a)(4) of the UCC.

“Clearing Corporation” shall have the meaning given such term in Section 8-102(a)(5) of the UCC.

“Collateral” shall have the meaning provided in Section 3.1.

“Collateral Accounts” shall mean any and all accounts established and maintained by the Administrative Agent in the name of any Pledgor to which Collateral may be credited.

“Excluded Entity” shall mean (x) each of the corporations, partnerships and, limited liability companies listed on Annex G hereto where the capital stock or other Equity Interests of such corporations, partnerships or limited liability companies are not permitted by applicable law, rule or regulation to be pledged by the direct or indirect Subsidiary of FairPoint that owns such capital stock or other equity interests and (y) any corporations, partnerships or limited liability companies formed or acquired by a Pledgor after the Closing Date and listed on a supplement to Annex G provided to the Administrative Agent, where the capital stock or other Equity Interests of such corporations, partnerships or limited liability companies are not permitted by applicable law, rule or regulation to be pledged by the direct or indirect Subsidiary of FairPoint that owns such capital stock or other Equity Interests; provided, that in the event the prohibition under applicable law, rule or regulation with respect to a pledge of the capital stock or other Equity Interests of a corporation, partnership or limited liability company listed on Annex G (as supplemented from time to time) ceases to exist, or a consent of the applicable PUC to such pledge is obtained, the capital stock or other Equity Interests of such corporation, partnership or limited liability company, as applicable, shall automatically become Collateral hereunder and the applicable Pledgor shall take all actions with respect thereto as required hereunder.

“Financial Asset” shall have the meaning given such term in Section 8-102(a)(9) of the UCC.

“Foreign Corporation” shall mean a corporation that is a CFC.

“Foreign LLC” shall mean a limited liability company that is a CFC.

“Foreign Partnership” shall mean a partnership that is a CFC.

“Instrument” shall have the meaning given such term in Section 9-102(a)(47) of the UCC.

“Investment Property” shall have the meaning given such term in Section 9-102(a)(49) of the UCC.

“Location” of any Pledgor has the meaning given such term in Section 9-307 of the UCC.

“Membership Interest” shall mean the entire membership interest at any time owned by any Pledgor in any limited liability company (other than an Excluded Entity); provided that such Pledgor shall not be required to pledge hereunder (and the term “Membership Interest” shall not include) more than 65% of the total voting power of all classes of the membership interests of any Foreign LLC entitled to vote.

“Notes” shall mean all promissory notes at any time issued to, or held by, any Pledgor.

“Partnership Interest” shall mean the entire partnership interest (whether general and/or limited partnership interests) at any time owned by any Pledgor in any partnership (other than an Excluded Entity); provided that such Pledgor shall not be required to pledge hereunder (and the term “Partnership Interest” shall not include) more than 65% of the total voting power of all classes of partnership interests of any Foreign Partnership entitled to vote.

“Pledged LLC” shall mean any limited liability company (other than an Excluded Entity) in which any Pledgor owns a membership interest.

“Pledged Membership Interests” shall mean all Membership Interests at any time pledged or required to be pledged hereunder.

“Pledged Notes” shall mean all Notes at any time pledged or required to be pledged hereunder.

“Pledged Partnership” shall mean any partnership (other than an Excluded Entity) in which any Pledgor owns a partnership interest.

“Pledged Partnership Interests” shall mean all Partnership Interests at any time pledged or required to be pledged hereunder.

“Pledged Securities” shall mean all Pledged Stock, Pledged Notes, Pledged Partnership Interests and Pledged Membership Interests.

“Pledged Stock” shall mean all Stock at any time pledged or required to be pledged hereunder.

“Proceeds” shall have the meaning given such term in Section 9-102(a)(64) of the UCC.

“Registered Organization” shall have the meaning given such term in Section 9-102(a)(70) of the UCC.

“Secured Debt Agreements” shall have the meaning provided in Section 5.

“Securities” shall mean all of the Stock, Notes, Partnership Interests and Membership Interests.

“Securities Intermediary” shall have the meaning given such term in Section 8-102(14) of the UCC.

“Security Entitlement” shall have the meaning given such term in Section 8-102(a)(17) of the UCC.

“Stock” shall mean all of the issued and outstanding shares of stock at any time owned by any Pledgor in any corporation (other than any Excluded Entity); provided that such Pledgor shall not be required to pledge hereunder (and the term “Stock” shall not include) more than 65% of the total combined voting power of all classes of capital stock of any Foreign Corporation entitled to vote.

“Termination Date” has the meaning specified in Section 18(a) hereof.

“Transmitting Utility” has the meaning given such term in Section 9-102(a)(80) of the UCC.

“UCC” shall mean the Uniform Commercial Code as in effect in the State of New York from time to time; provided that all references herein to specific Sections or subsections of the UCC are references to such Sections or subsections, as the case may be, of the Uniform Commercial Code as in effect in the State of New York on the date hereof.

“Uncertificated Security” shall have the meaning given such term in Section 8-102(a)(18) of the UCC.

3.             PLEDGE OF SECURITIES, ETC.

3.1.          Collateral.  For the purposes of this Agreement, the term “Collateral” shall mean each Pledgor’s right, title and interest in and to the following, whether now existing or hereafter from time to time acquired:

(i)            all of the Securities owned or held by such Pledgor from time to time and all options and warrants owned by such Pledgor from time to time to purchase Securities (and all certificates or instruments evidencing such Securities);

(ii)           each Collateral Account, including any and all assets of whatever type or kind deposited by such Pledgor in any such Collateral Account, whether now owned or hereafter acquired, existing or arising (including, without limitation, all Financial Assets, Investment Property, monies, checks, drafts, Instruments or interests therein of any type or nature deposited or required by the Credit Agreement or any other Secured Debt Agreement to be deposited in such Collateral Account, and all investments and all certificates and other instruments (including depository receipts, if any) from time to time representing or evidencing the same, and all Dividends, interest, distributions, cash and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing);

(iii)          all of such Pledgor’s (x) Partnership Interests and all of such Pledgor’s right, title and interest in each Pledged Partnership and (y) Membership Interests and all

of such Pledgor’s right, title and interest in each Pledged LLC, in each case including, without limitation:

(a)           all the capital thereof and its interest in all profits, losses and other distributions to which such Pledgor shall at any time be entitled in respect of such Partnership Interests and/or Membership Interests;

(b)           all other payments due or to become due to such Pledgor in respect of such Partnership Interests and/or Membership Interests, whether under any partnership agreement, limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

(c)           all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any partnership agreement, limited liability company agreement or at law or otherwise in respect of such Partnership Interests and/or Membership Interests;

(d)           all present and future claims, if any, of such Pledgor against any Pledged Partnership and any Pledged LLC for moneys loaned or advanced, for services rendered or otherwise;

(e)           all of such Pledgor’s rights under any partnership agreement or limited liability company agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to the Partnership Interests and/or Membership Interests, including any power to terminate, cancel or modify any partnership agreement or any limited liability company agreement, to execute any instruments and to take any and all other action on behalf of and in the name of such Pledgor in respect of any Partnership Interests or Membership Interests and any Pledged Partnership and any Pledged LLC to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce or collect any of the foregoing, to enforce or execute any checks or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

(f)            all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, Dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

(iv)                              all Security Entitlements owned by such Pledgor from time to time in any and all of the foregoing; and

(v)                                 all Proceeds of any and all of the foregoing;

provided that, notwithstanding the forgoing, “Collateral” shall not include (x) any Equity Interests in an Excluded Entity or (y) any shares in CoBank, ACB required to be owned by a Pledgor in accordance with Section 2.17 of the Credit Agreement.

3.2.          First Lien Pledge.  As security for the payment and performance in full of the Obligations constituting First Lien Obligations, each Pledgor does hereby grant, pledge, hypothecate, mortgage, charge and assign to the Administrative Agent, for the benefit of the Secured Parties constituting First Lien Claimholders, and does hereby create a continuing security interest in favor of the Administrative Agent for the benefit of the Secured Parties constituting First Lien Claimholders in all of its right, title and interest in and to the Collateral, whether now existing or hereafter from time to time acquired.

3.3.          Second Lien Pledge.  As security for the payment and performance in full of the Obligations constituting Second Lien Obligations, each Pledgor does hereby grant, pledged, hypothecate, mortgage, charge and assign to the Administrative Agent, for the benefit of the Secured Parties constituting Second Lien Claimholders, and does hereby create a continuing security interest in favor of the Administrative Agent for the benefit of the Secured Parties constituting Second Lien Claimholders in all of its right, title and interest in and to the Collateral, whether now existing or hereafter from time to time acquired.

3.4.          Ranking of Security Interests.  Notwithstanding anything to the contrary contained in this Agreement, and subject to the terms and provisions of the Credit Agreement, each Pledgor and the Administrative Agent, on behalf of the Secured Parties, acknowledges and agrees that (x) the security interest granted pursuant to this Agreement to the Administrative Agent (i) for the benefit of the Secured Parties constituting First Lien Claimholders, shall be a “first” priority senior security interest in the Collateral and (ii) for the benefit of the Secured Parties constituting Second Lien Claimholders, shall be a “second” priority interest in the Collateral fully junior, subordinated and subject to the security interest granted to the Administrative Agent for the benefit of the First Lien Claimholders in accordance with the Credit Agreement, (y) the Administrative Agent’s security interest in the Collateral securing the Obligations constituting First Lien Obligations constitutes a security interest separate and apart (and of a different class and claim) from the Administrative Agent’s security interest in the Collateral securing the Obligations constituting Second Lien Obligations and (z) the grants of security interest hereunder constitute two separate and distinct grants of security, one in favor of the Administrative Agent for the benefit of the Secured Parties constituting First Lien Claimholders, the second in favor of the Administrative Agent for the benefit of the Secured Parties constituting Second Lien Claimholders.

3.5.          Procedures.  (a) To the extent that any Pledgor at any time or from time to time owns, acquires or obtains any right, title or interest in any Collateral, such Collateral shall automatically (and without the taking of any action by such Pledgor) be pledged pursuant to Sections 3.2 and 3.3 of this Agreement and, in addition thereto, such Pledgor shall (to the extent provided below) forthwith take the following actions as set forth below:

(i)            with respect to a Certificated Security constituting Collateral (other than a Certificated Security credited on the books of a Clearing Corporation or Securities

Intermediary), such Pledgor shall physically deliver such Certificated Security to the Administrative Agent, endorsed to the Administrative Agent or endorsed in blank;

(ii)           with respect to an Uncertificated Security constituting Collateral (other than an Uncertificated Security credited on the books of a Clearing Corporation or Securities Intermediary), such Pledgor shall cause the issuer of such Uncertificated Security to duly authorize, execute, and deliver to the Administrative Agent, an agreement for the benefit of the Administrative Agent and the other Secured Parties substantially in the form of Annex E hereto (appropriately completed to the satisfaction of the Administrative Agent and with such modifications, if any, as shall be satisfactory to the Administrative Agent) pursuant to which such issuer agrees to comply with any and all instructions originated by the Administrative Agent without further consent by the registered owner and not to comply with instructions regarding such Uncertificated Security (and any Partnership Interests and Membership Interests issued by such issuer) originated by any other Person other than a court of competent jurisdiction;

(iii)          with respect to any Collateral consisting of a Certificated Security, Uncertificated Security, Partnership Interest or Membership Interest credited on the books of a Clearing Corporation or Securities Intermediary (including a Federal Reserve Bank, Participants Trust Company or The Depository Trust Company), such Pledgor shall promptly notify the Administrative Agent thereof and shall promptly take (x) all actions required (i) to comply with the applicable rules of such Clearing Corporation or Securities Intermediary and (ii) to perfect the security interest of the Administrative Agent under applicable law (including, in any event, under Sections 9-314(a), (b) and (c), 9-106 and 8-106(d) of the UCC) and (y) such other actions as the Administrative Agent deems necessary or desirable to effect the foregoing;

(iv)          with respect to any Collateral consisting of a Partnership Interest or a Membership Interest (other than a Partnership Interest or Membership Interest credited on the books of a Clearing Corporation or Securities Intermediary), (1) if such Partnership Interest or Membership Interest is represented by a certificate and is a Security for purposes of the UCC, the procedure set forth in Section 3.5(a)(i) hereof; and (2) if such Partnership Interest or Membership Interest is not represented by a certificate or is not a Security for purposes of the UCC, the procedure set forth in Section 3.5(a)(ii) hereof;

(v)           with respect to any Note, physical delivery of such Note to the Administrative Agent, endorsed in blank, or, at the request of the Administrative Agent, endorsed to the Administrative Agent; and

(vi)          with respect to cash proceeds from any of the Collateral described in Section 3.1 hereof and subject to the exceptions set forth in Section 5.10(a) of the Security Agreement, (i) the establishment by the Administrative Agent of a cash account in the name of such Pledgor over which the Administrative Agent shall have “control” within the meaning of the UCC and, at any time any Event of Default is in existence, no withdrawals or transfers may be made therefrom by any Person except with the prior written consent of the Administrative Agent and (ii) the deposit of such cash in such cash account.

(b)           In addition to the actions required to be taken pursuant to Section 3.5(a) hereof, each Pledgor shall take the following additional actions with respect to the Collateral:

(i)            with respect to all Collateral of such Pledgor whereby or with respect to which the Administrative Agent may obtain “control” thereof within the meaning of Section 8-106 of the UCC (or under any provision of the UCC as same may be amended or supplemented from time to time, or under the laws of any relevant State other than the State of New York), such Pledgor shall take all actions as may be requested from time to time by the Administrative Agent so that “control” of such Collateral is obtained and at all times held by the Administrative Agent; and

(ii)           upon the Administrative Agent’s reasonable request, each Pledgor shall from time to time cause appropriate financing statements (on appropriate forms) under the Uniform Commercial Code as in effect in the various relevant States, covering all Collateral hereunder (with the form of such financing statements to be satisfactory to the Administrative Agent), to be filed in the relevant filing offices so that at all times the Administrative Agent’s security interest in all Investment Property constituting Collateral and other Collateral which can be perfected by the filing of such financing statements (in each case to the maximum extent perfection by filing may be obtained under the laws of the relevant States, including, without limitation, Section 9-312(a) of the UCC) is so perfected.

3.6.          Subsequently Acquired Collateral.  If any Pledgor shall acquire (by purchase, Dividend or otherwise) any additional Collateral at any time or from time to time after the date hereof, such Pledgor will forthwith thereafter take (or cause to be taken) all action with respect to such Collateral in accordance with the procedures set forth in Section 3.5 hereof, and will deliver to the Administrative Agent all information and other items required to be provided under Section 6.12 of the Credit Agreement with respect thereto within the time periods specified therein.  No Pledgor shall be required at any time to pledge hereunder any Securities which constitute more than 65% of the total combined voting power of all classes of ownership interests of any CFC entitled to vote.

3.7.          Certain Representations and Warranties Concerning the Collateral.  Each Pledgor represents and warrants that on the date hereof:  (a) each Subsidiary of such Pledgor whose Equity Interest is required to be pledged hereunder, and the direct ownership thereof, is listed on Annex A hereto; (b) the Stock held by such Pledgor consists of the number and type of shares of the stock of the corporations as described in Annex B hereto; (c) such Stock constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as set forth in Annex B hereto; (d) the Notes held by such Pledgor consist of the promissory notes described in Annex C hereto; (e) such Pledgor is the holder of record and sole beneficial owner of the Stock and Notes held by such Pledgor and there exists no options or preemption rights in respect of any of the Stock; (f) the Partnership Interests and Membership Interests, as the case may be, held by such Pledgor constitute that percentage of the entire interest of the respective Pledged Partnership or Pledged LLC, as the case may be, as is set forth under its name in Annex D hereto; (g) on the date hereof, such Pledgor owns or possesses no other Securities except as described on Annexes B, C and D hereto; and (h) the Pledgor has complied with the respective procedure set forth in Section 3.5(a) hereof with respect to each item of Collateral described in Annexes B, C and D hereto.

4.             APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC.  The Administrative Agent shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Pledged Securities, which may be held (in the discretion of the Administrative Agent) in the name of the relevant Pledgor, endorsed or assigned in blank or in favor of the Administrative Agent or any nominee or nominees of the Administrative Agent or a sub-agent appointed by the Administrative Agent.

5.             VOTING, ETC., WHILE NO EVENT OF DEFAULT.  Unless and until there shall have occurred and be continuing an Event of Default, each Pledgor shall be entitled to exercise all voting rights attaching to any and all Pledged Securities owned by it, and to give consents, waivers or ratifications in respect thereof, provided that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate, result in breach of any covenant contained in, or be inconsistent with, any of the terms of this Agreement, the Credit Agreement, any other Loan Document, any Secured Hedge Agreement or any Secured Cash Management Agreement (collectively, the “Secured Debt Agreements”), or which would have the effect of impairing the value of the Collateral or any part thereof or the position or interests of the Administrative Agent or any other Secured Party therein.  All such rights of a Pledgor to vote and to give consents, waivers and ratifications shall cease upon the occurrence and during the continuance of an Event of Default, whereupon Section 7 hereof shall become applicable.

6.             DIVIDENDS AND OTHER DISTRIBUTIONS.  Unless and until an Event of Default shall have occurred and be continuing, all cash Dividends, distributions or other amounts payable in respect of the Pledged Securities shall be paid to the respective Pledgor, provided that all Dividends, distributions or other amounts payable in respect of the Pledged Securities which are determined by the Administrative Agent, in its absolute discretion, to represent in whole or in part an extraordinary, liquidating or other distribution in return of capital not permitted by the Credit Agreement shall be paid, to the extent so determined to represent an extraordinary, liquidating or other distribution in return of capital not permitted by the Credit Agreement, to the Administrative Agent and retained by it as part of the Collateral (unless such cash Dividends or distributions are applied to repay the Obligations pursuant to Section 9 of this Agreement).  The Administrative Agent shall also be entitled to receive directly, and to retain as part of the Collateral:

(i)            all other or additional stock, notes, membership interests, partnership interests or other securities or property (other than cash) paid or distributed by way of dividend or otherwise in respect of the Collateral;

(ii)           all other or additional stock, notes, membership interests, partnership interests or other securities or property (including cash) paid or distributed in respect of the Collateral by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

(iii)          all other or additional stock, notes, membership interests, partnership interests or other securities or property (including cash) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization (other than the Net Cash Proceeds from any Disposition applied to repay Loans and/or reinvested in accordance with the relevant provisions of the Credit Agreement).

Nothing contained in this Section 6 shall limit or restrict in any way the Administrative Agent’s right to receive the proceeds of the Collateral in any form in accordance with Section 3 of this Agreement.  All Dividends, distributions or other payments which are received by the respective Pledgor contrary to the provisions of this Section 6 or Section 7 shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other property or funds of such Pledgor and shall be forthwith paid over to the Administrative Agent as Collateral in the same form as so received (with any necessary endorsement).

7.             REMEDIES IN CASE OF AN EVENT OF DEFAULT.  (a) If an Event of Default shall have occurred and be continuing, the Administrative Agent (acting in accordance with Section 8.02(c) of the Credit Agreement) shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement or any other Secured Debt Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, including, without limitation, all the rights and remedies of a secured creditor upon default under the Uniform Commercial Code of the State of New York, and the Administrative Agent (acting in accordance with Section 8.02(c) of the Credit Agreement) shall be entitled, without limitation, to exercise any or all of the following rights, which each Pledgor hereby agrees to be commercially reasonable:

(i)            to receive all amounts payable in respect of the Collateral otherwise payable under Section 6 to such Pledgor,

(ii)           to transfer all or any part of the Collateral into the Administrative Agent’s name or the name of its nominee or nominees;

(iii)          to accelerate any Pledged Note which may be accelerated in accordance with its terms, and take any other lawful action to collect upon any Pledged Note (including, without limitation, to make any demand for payment thereon);

(iv)          to vote all or any part of the Collateral (whether or not transferred into the name of the Administrative Agent) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Administrative Agent the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do so);

(v)           to set off any and all Collateral against any and all Obligations, and to withdraw any and all cash or other Collateral from any and all Collateral Accounts and to apply such cash and other Collateral to the payment of any and all Obligations; and

(vi)          at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Administrative Agent in its absolute discretion may determine, provided that at least 10 days’ notice of the time and place of any such sale shall be given to such Pledgor.  The Administrative Agent shall not be obligated to make such sale of Collateral regardless of whether any such notice of sale has theretofore been given.  Each purchaser at any such sale shall hold the property so sold absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives and releases to the full extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise, and all rights, if any, of stay and/or appraisal which it now has or may at any time in the future have under rule of law or statute now existing or hereafter enacted.  At any such sale, unless prohibited by applicable law, the Administrative Agent on behalf of all Secured Parties (or certain of them) may bid for and purchase (by bidding in Obligations or otherwise) all or any part of the Collateral so sold free from any such right or equity of redemption.  Neither the Administrative Agent nor any Secured Party shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall it be under any obligation to take any action whatsoever with regard thereto.

8.             REMEDIES, ETC., CUMULATIVE.  Each right, power and remedy of the Administrative Agent provided for in this Agreement or any other Secured Debt Agreement, or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy.  The exercise or beginning of the exercise by the Administrative Agent of any one or more of the rights, powers or remedies provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Administrative Agent of all such other rights, powers or remedies, and no failure or delay on the part of the Administrative Agent to exercise any such right, power or remedy shall operate as a waiver thereof.  Unless otherwise required by the Loan Documents, no notice to or demand on any Pledgor in any case shall entitle it to any other or further notice or demand in similar other circumstances or constitute a waiver of any of the rights of the Administrative Agent to any other further action in any circumstances without demand or notice.

This Agreement may be enforced only by the action of the Administrative Agent acting in accordance with Sections 8.02(c) and 10.03 of the Credit Agreement and no other Secured Party shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby.

9.             APPLICATION OF PROCEEDS.  (a) All moneys collected by the Administrative Agent upon any sale or other disposition of the Collateral, together with all other moneys received by the Administrative Agent hereunder, shall be applied in accordance with Section 8.03 of the Credit Agreement.

(b)           It is understood that each Pledgor shall remain jointly and severally liable to the extent of any deficiency between (x) the amount of the Obligations for which it is liable directly or as a Guarantor that are satisfied with proceeds of the Collateral and (y) the aggregate outstanding amount of the Obligations.

10.           PURCHASERS OF COLLATERAL.  Upon any sale of the Collateral by the Administrative Agent hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Administrative Agent shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Administrative Agent or be answerable in any way for the misapplication or nonapplication thereof.

11.           INDEMNITY.  Each Pledgor jointly and severally agrees (i) to indemnify and hold harmless the Administrative Agent and the other Secured Parties from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever kind or nature, and (ii) to reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses, including reasonable attorneys’ fees, arising in connection with any amendment, waiver or modification to this Agreement and the administrator thereof and the Administrative Agent and the other Secured Parties for all out-of-pocket costs and expenses (including attorney’s fees) growing out of or resulting from the exercise by the Administrative Agent of any right or remedy granted to it hereunder or under any other Secured Debt Agreement except, with respect to clause (i) above, for those arising from such Person’s gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision).  In no event shall the Administrative Agent be liable, in the absence of gross negligence or willful misconduct on its part (as determined by a court of competent jurisdiction in a final and non-appealable decision), for any matter or thing in connection with this Agreement other than to account for moneys or other property actually received by it in accordance with the terms hereof.  If and to the extent that the obligations of any Pledgor under this Section 11 are unenforceable for any reason, such Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

12.           FURTHER ASSURANCES; POWER OF ATTORNEY.  (a) Each Pledgor agrees that it will join with the Administrative Agent in executing and, at such Pledgor’s own expense, file and refile under the Uniform Commercial Code such financing statements, continuation statements and other documents in such offices as the Administrative Agent may reasonably deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Administrative Agent’s security interest in the Collateral hereunder and hereby authorizes the Administrative Agent to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Administrative Agent such additional conveyances, assignments, agreements and instruments as the Administrative Agent may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Administrative Agent its rights, powers and remedies hereunder or thereunder.

(b)           Each Pledgor hereby appoints the Administrative Agent, such Pledgor’s attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time after the occurrence and during the continuance of an Event of Default, in the Administrative Agent’s reasonable discretion to take any action and to execute any instrument which the Administrative Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement.

13.           THE ADMINSTRATIVE AGENT AS COLLATERAL AGENT.  The Administrative Agent will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement.  It is expressly understood and agreed that the obligations of the Administrative Agent as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement.  The Administrative Agent shall act hereunder on the terms and conditions set forth herein and in Article IX of the Credit Agreement.  If any Pledgor fails to perform or comply with any of its agreements contained in this Agreement and the Administrative Agent, as provided for by the terms of this Agreement or any other Loan Document, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of the Administrative Agent incurred in connection with such performance or compliance, together with interest thereon at the rate then in effect in respect of the Base Rate Loans, shall be payable by such Pledgor to the Administrative Agent on demand and shall constitute Obligations secured by the Collateral.

14.           TRANSFER BY THE PLEDGORS.  No Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein (except in accordance with the terms of this Agreement and the other Secured Debt Agreements).

15.           REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGORS.  (a) Each Pledgor represents, warrants and covenants that:

(i)            it is, or at the time when pledged hereunder will be, the legal, beneficial and record owner of, and has (or will have) good and marketable title to, all Securities pledged by it hereunder, subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option or other encumbrance whatsoever, except (x) the liens and security interests created by this Agreement and (y) liens permitted by Section 7.01(c) of the Credit Agreement;

(ii)           it has full power, authority and legal right to pledge all the Collateral pledged by it pursuant to this Agreement;

(iii)          this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);

(iv)          except to the extent already obtained or made, no consent of any other party (including, without limitation, any stockholder, limited or general partner, member or creditor of such Pledgor or any of its Subsidiaries) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by such Pledgor in connection with (a) the execution, delivery or performance of this Agreement, (b) the validity or enforceability of this Agreement, (c) the perfection or enforceability of the Administrative Agent’s security interest in the Collateral or (d) except for compliance with or as may be required by applicable securities laws, the exercise by the Administrative Agent of any of its rights or remedies provided herein;

(v)           the execution, delivery and performance of this Agreement by such Pledgor has been duly authorized by all necessary corporate or other organizational action, and does not and will not (a) contravene the terms of any of such Pledgor’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any material Contractual Obligation to which such Pledgor is a party or affecting such Pledgor or the properties of such Pledgor or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Pledgor or its property is subject; or (c) violate any applicable Laws;

(vi)          all the shares of Stock constituting Collateral have been duly and validly issued, are fully paid and non-assessable and are subject to no options to purchase or similar rights;

(vii)         each of the Pledged Notes constitutes, or when executed by the obligor thereof will constitute, the legal, valid and binding obligation of such obligor, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);

(viii)        the pledge, assignment and delivery to the Administrative Agent of the Securities (other than those constituting Uncertificated Securities) pursuant to this Agreement creates a valid and, assuming such Securities are held in the continued possession of the Administrative Agent in the State of New York, perfected first priority Lien (in the case of the security interest granted pursuant to Section 3.2) and second priority Lien (in the case of the security interest granted pursuant to Section 3.3) in the Securities and the proceeds thereof, subject to no other Lien or to any agreement purporting to grant to any third party a Lien on the property or assets of such Pledgor which would include the Securities (other than Liens permitted by Section 7.01(c) of the Credit Agreement);

(ix)           it has the unqualified right to pledge and grant a security interest in the Partnership Interests and Membership Interests as herein provided without the consent of any other Person, firm, association or entity which has not been obtained;

(x)            the Partnership Interests and the Membership Interests pledged by it pursuant to this Agreement have been validly acquired and are fully paid for and are duly and validly pledged hereunder;

(xi)           it is not in default in the payment of any portion of any mandatory capital contribution, if any, required to be made under any partnership agreement or limited liability company agreement to which such Pledgor is a party, and such Pledgor is not in violation of any other material provisions of any partnership agreement or limited liability company agreement to which such Pledgor is a party, or otherwise in default or violation thereunder, no Partnership Interest or Membership Interest is subject to any defense, offset or counterclaim, nor have any of the foregoing been asserted or alleged against such Pledgor by any Person with respect thereto and as of the Closing Date, there are no certificates, instruments, documents or other writings (other than the partnership agreements and certificates, if any, delivered to the Administrative Agent) which evidence any Partnership Interest or Membership Interest of such Pledgor;

(xii)          the pledge and assignment of the Partnership Interests and the Membership Interests pursuant to this Agreement, together with the relevant filings, consents or recordings (which filings, consents and recordings have been made or obtained), creates a valid, perfected and continuing first priority (in the case of the security interest granted pursuant to Section 3.2) and second priority (in the case of the security interest granted pursuant to Section 3.3) security interest in such Partnership Interests and Membership Interest and the proceeds thereof, subject to no prior lien or encumbrance or to any agreement purporting to grant to any third party a lien or encumbrance on the property or assets of such Pledgor which would include the Collateral;

(xiii)         other than financing statements pursuant to Liens permitted under Section 7.01 of the Credit Agreement, there are no currently effective financing statements under the UCC covering any property which is now or hereafter may be included in the Collateral and such Pledgor will not, without the prior written consent of the Administrative Agent, execute and, until the Termination Date (as hereinafter defined), allow there to be on file in any public office, any enforceable financing statement or statements covering any or all of the Collateral, except financing statements filed or to be filed in favor of the Administrative Agent as secured party;

(xiv)        it shall give the Administrative Agent prompt notice of any written claim which may adversely affect the Administrative Agent’s interest in the Collateral and shall deliver to the Administrative Agent a copy of each other demand, notice or document received by it which may adversely affect the Administrative Agent’s interest in the Collateral promptly upon, but in any event within 10 days after, such Pledgor’ s receipt thereof;

(xv)         it shall not withdraw as a partner of any Pledged Partnership or member of any Pledged LLC, or file or pursue or take any action which may, directly or indirectly, cause a dissolution or liquidation of or with respect to any Pledged Partnership or

Pledged LLC or seek a partition of any property of any Pledged Partnership or Pledged LLC, except as permitted by the Credit Agreement;

(xvi)        as of the date hereof, all of its Partnership Interests and Membership Interests are uncertificated (other than the Membership Interests of Northern New England Telephone Operations LLC, Fretel Communications, LLC and Telephone Operating Company of Vermont LLC) and each Pledgor covenants and agrees that it will not approve any action by any Pledged Partnership or Pledged LLC to convert such uncertificated interests into certificated interests;

(xvii)       it will take no action which would violate or be inconsistent with any of the terms of any Secured Debt Agreement, or which would have the effect of impairing the position or interests of the Administrative Agent or any other Secured Party under any Secured Debt Agreement except as permitted by the Credit Agreement; and

(xviii)      “control” (as defined in Section 8-106 of the UCC) has been obtained by the Administrative Agent over all of such Pledgor’s Collateral consisting of Securities (including, without limitation, Notes which are Securities) with respect to which such “control” may be obtained pursuant to Section 8-106 of the UCC, except to the extent that the obligation of the applicable Pledgor to provide the Administrative Agent with “control” of such Collateral has not yet arisen under this Agreement, provided that in the case of the Administrative Agent obtaining “control” over Collateral consisting of a Security Entitlement, such Pledgor shall have taken all steps in its control so that the Administrative Agent obtains “control” over such Security Entitlement.

16.           PLEDGORS’ OBLIGATIONS ABSOLUTE, ETC.  The obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation:

(i)            any renewal, extension, amendment or modification of, or addition or supplement to or deletion from any of the Secured Debt Agreements, or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof;

(ii)           any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Agreement;

(iii)          any furnishing of any additional security to the Administrative Agent or its assignee or any acceptance thereof or any release of any security by the Administrative Agent or its assignee;

(iv)          any limitation on any party’s liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or

(v)           any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to such Pledgor or any

Subsidiary of such Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

17.           REGISTRATION, ETC.  (a) If an Event of Default shall have occurred and be continuing and any Pledgor shall have received from the Administrative Agent (acting in accordance with Section 8.02(c) of the Credit Agreement) a written request or requests that such Pledgor cause any registration, qualification or compliance under any Federal or state securities law or laws to be effected with respect to all or any part of the Pledged Stock, such Pledgor as soon as practicable and at its expense will use its best efforts to cause such registration to be effected (and be kept effective) and will use its best efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Pledged Stock, including, without limitation, registration under the Securities Act, as then in effect (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other governmental requirements, provided that the Administrative Agent shall furnish to such Pledgor such information regarding the Administrative Agent as such Pledgor may request in writing and as shall be required in connection with any such registration, qualification or compliance.  Each Pledgor will cause the Administrative Agent to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Administrative Agent such number of prospectuses, offering circulars and other documents incident thereto as the Administrative Agent from time to time may reasonably request, and will indemnify, to the extent permitted by law, the Administrative Agent, each other Secured Party and all others participating in the distribution of such Pledged Stock against all claims, losses, damages or liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to such Pledgor by the Administrative Agent or such other Secured Party expressly for use therein.

(b)           If at any time when the Administrative Agent shall (acting in accordance with Section 8.02(c) of the Credit Agreement) determine to exercise its right to sell all or any part of the Pledged Securities pursuant to Section 7, and such Pledged Securities or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act, as then in effect, the Administrative Agent (acting in accordance with Section 8.02(c) of the Credit Agreement) may, in its sole and absolute discretion, sell such Pledged Securities or part thereof by private sale in such manner and under such circumstances as the Administrative Agent may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Administrative Agent, in its sole and absolute discretion (acting in accordance with Section 8.02(c) of the Credit Agreement), (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Securities or part thereof shall have been filed under such Securities Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Securities or part thereof.  In the event of any such sale, the Administrative Agent shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price which the Administrative Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until the registration as aforesaid.

18.           TERMINATION; RELEASE.  (a) After the Termination Date (as defined below), this Agreement shall terminate (provided that all indemnities set forth herein and the other Secured Debt Agreements including, without limitation, in Section 11 hereof shall survive any such termination) and the Administrative Agent, at the request and expense of the Pledgors, will, if requested by the Pledgors, execute and deliver to the Pledgors a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement as provided above, and will duly assign, transfer and deliver to the Pledgors (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Administrative Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Administrative Agent hereunder and, with respect to any Collateral consisting of an Uncertificated Security, a Partnership Interest or a Membership Interest (other than an Uncertificated Security, Partnership Interest or Membership Interest credited on the books of a Clearing Corporation or Securities Intermediary), a termination of the agreement relating thereto executed and delivered by the issuer of such Uncertificated Security pursuant to Section 3.5(a)(ii) or by the respective partnership or limited liability company pursuant to Section 3.5(a)(iv)(2).  As used in this Agreement, “Termination Date” shall mean the date upon which all of the Commitments have been terminated, no Note under the Credit Agreement is outstanding (and all Loans have been paid in full), all Letters of Credit have been cancelled (or have expired, undrawn) or collateralized to the satisfaction of the Administrative Agent and all other Obligations have been paid in full (other than arising from indemnities for which no request has been made).

(b)           In the event that any part of the Collateral is sold or otherwise disposed of in connection with a sale or other disposition permitted by Section 7.05 of the Credit Agreement or is otherwise released at the direction of the Required Lenders (or all the Lenders if required by Section 10.01 of the Credit Agreement), and the proceeds of such sale or other disposition or from such release are applied in accordance with the terms of the Credit Agreement to the extent required to be so applied, the Administrative Agent, at the request and expense of the respective Pledgor, will release such Collateral from this Agreement, duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold, disposed of or released and as may be in possession of the Administrative Agent and has not theretofore been released pursuant to this Agreement.

(c)           At any time that any Pledgor desires that Collateral be released as provided in the foregoing Section 18(a) or (b), it shall deliver to the Administrative Agent a certificate signed by a principal executive officer stating that the release of the respective Collateral is permitted pursuant to Section 18(a) or (b).  The Administrative Agent shall have no liability whatsoever to any Secured Party as the result of any release of Collateral by it in accordance with (or which the Administrative Agent in the absence of gross negligence and willful misconduct believes to be in accordance with) this Section 18.

19.           NOTICES, ETC.  All notices and other communications hereunder shall be in writing (including telegraphic, telex, telecopier, facsimile or cable communication) and shall be delivered, telegraphed, telexed, telecopied, faxed, cabled, or mailed (by first class mail, postage prepaid):

(i)          if to any Pledgor, at its address set forth opposite its signature below;

(ii)         if to the Administrative Agent, in accordance with Section 10.02 of the Credit Agreement;

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

20.           WAIVER; AMENDMENT.  None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Administrative Agent (with the consent of the Required Lenders or, to the extent required by Section 10.01 of the Credit Agreement, all of the Lenders) and each Pledgor affected thereby.

21.           ADMINISTRATIVE AGENT NOT BOUND.  (a) Nothing herein shall be construed to make the Administrative Agent or any other Secured Party liable as a general partner or limited partner of any Pledged Partnership or as a member of any Pledged LLC, and neither the Administrative Agent nor any Secured Party by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a general partner or limited partner of any Pledged Partnership or of a member of any Pledged LLC.  The parties hereto expressly agree that, unless the Administrative Agent shall become the absolute owner of a Partnership Interest or a Membership Interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture or membership agreement among the Administrative Agent, any other Secured Party and/or a Pledgor.

(b)           Except as provided in the last sentence of paragraph (a) of this Section 21, the Administrative Agent, by accepting this Agreement, does not intend to become a general partner or limited partner of any Pledged Partnership or a member of any Pledged LLC or otherwise be deemed to be a co-venturer with respect to any Pledgor or any Pledged Partnership or a member of any Pledged LLC either before or after an Event of Default shall have occurred.  The Administrative Agent shall have only those powers set forth herein and shall assume none of the duties, obligations or liabilities of a general partner or limited partner of any Pledged Partnership or of a member of any Pledged LLC or of a Pledgor.

(c)           The Administrative Agent shall not be obligated to perform or discharge any obligation of a Pledgor as a result of the collateral assignment hereby effected.

(d)           The acceptance by the Administrative Agent of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Administrative Agent to appear in or defend any action or proceeding relating to the

Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral.

22.           MISCELLANEOUS.  This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to release and/or termination as set forth in Section 18, (ii) be binding upon each Pledgor, its successors and assigns; provided that no Pledgor shall assign any of its rights or obligations hereunder without the prior written consent of the Administrative Agent (with the prior written consent of the Required Lenders or to the extent required by Section 10.01 of the Credit Agreement, all of the Lenders), and (iii) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent, the other Secured Parties and their respective successors, transferees and assigns.  The headings of the several sections and subsections in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.  In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.

23.           GOVERNING LAW, ETC.  (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE SECURED PARTIES AND OF THE UNDERSIGNED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.  Any legal action or proceeding with respect to this Agreement or any other Loan Document may be brought in the courts of the State of New York sitting in New York County or of the United States of America for the Southern District of New York, and any appellate court from any thereof and, by execution and delivery of this Agreement, each Pledgor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts.  Each Pledgor further irrevocably consents to the service of process out of any of the aforementioned courts, in the manner provided for in Section 10.02 of the Credit Agreement, to each Pledgor at its address set forth opposite its signature below.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided law.  Nothing herein shall affect the right of any of the Secured Parties to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any Pledgor in any other jurisdiction.

(b)           Each Pledgor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Loan Document brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that such action or proceeding brought in any such court has been brought in an inconvenient forum.

(c)           EACH PLEDGOR AND THE ADMINISTRATIVE AGENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION,

PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

24.           ADDITIONAL PLEDGORS.  It is understood and agreed that any Subsidiary of FairPoint that is required to become a party to this Agreement pursuant to the Credit Agreement shall become a Pledgor hereunder by executing a joinder agreement, in the form attached hereto as Annex F.

25.           COUNTERPARTS.  This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

26.           CONTRIBUTION.  At any time a payment is made by any Pledgor (other than a Borrower) (each, a “Subsidiary Pledgor”) in respect of the Obligations from the proceeds of any sale or other disposition of Collateral owned by such Subsidiary Pledgor (each, a “Relevant Payment”), the right of contribution of each Subsidiary Pledgor hereunder against each other such Subsidiary Pledgor shall be determined as provided in the immediately following sentence, with the right of contribution of each Subsidiary Pledgor to be revised and restated as of each date on which a Relevant Payment is made.  At any time that a Relevant Payment is made by a Subsidiary Pledgor that results in the aggregate payments made by such Subsidiary Pledgor hereunder in respect of the Obligations to and including the date of the Relevant Payment exceeding such Subsidiary Pledgor’s Contribution Percentage (as defined below) of the aggregate payments made by all Subsidiary Pledgors hereunder in respect of the Obligations from the proceeds of any sale or other disposition of Collateral owned by the Subsidiary Pledgors to and including the date of the Relevant Payment (such excess, the “Aggregate Excess Amount”), each such Subsidiary Pledgor shall have a right of contribution against each other Subsidiary Pledgor who either has not made any payments or has made (or whose Collateral has been used to make) payments hereunder in respect of the Obligations to and including the date of the Relevant Payment in an aggregate amount less than such other Subsidiary Pledgor’s Contribution Percentage of the aggregate payments made to and including the date of the Relevant Payment by all Subsidiary Pledgors hereunder in respect of the Obligations from the proceeds of any sale or other disposition of Collateral owned by the Subsidiary Pledgors (the aggregate amount of such deficit, the “Aggregate Deficit Amount”) in an amount equal to (x) a fraction the numerator of which is the Aggregate Excess Amount of such Subsidiary Pledgor and the denominator of which is the Aggregate Excess Amount of all Subsidiary Pledgors multiplied by (y) the Aggregate Deficit Amount of such other Subsidiary Pledgor.  A Subsidiary Pledgor’s right of contribution pursuant to the preceding sentences shall arise at the time of each computation, subject to adjustment to the time of any subsequent computation; provided, that no Subsidiary Pledgor may take any action to enforce such right until the Termination Date has occurred, it being expressly recognized and agreed by all parties hereto that any Subsidiary Pledgor’s right of contribution arising pursuant to this Agreement against any other Subsidiary Pledgor shall be expressly junior and subordinate to such other Subsidiary Pledgor’s obligations and liabilities in respect of the Obligations and any other obligations owing under this Agreement.  As used in this Section 26:  (i) each Subsidiary Pledgor’s “Contribution Percentage” shall mean the percentage obtained by dividing (x) the Adjusted Net Worth (as defined below) of such Subsidiary Pledgor by (y) the aggregate Adjusted Net Worth of all Subsidiary Pledgors; (ii) the “Adjusted Net Worth” of each Subsidiary Pledgor shall mean the greater of (x) the Net Worth (as defined below) of such Subsidiary Pledgor and (y) zero; and (iii) the “Net Worth” of each Subsidiary Pledgor shall mean the amount by which the fair salable value of such Subsidiary Pledgor’s assets on the date of any Relevant Payment exceeds its existing debts and other liabilities (including contingent liabilities, but without giving effect to any obligations arising under this Agreement, any Guaranteed Obligations under, and as defined in, the Guaranty) on such date.  All parties hereto recognize and agree that, except for any right of contribution arising pursuant to this Section 26 or any other Loan Document, each Subsidiary Pledgor who makes (or whose Collateral has been used to make) any payment in respect of the Obligations shall have no right of contribution or subrogation against any other Subsidiary Pledgor in respect of such payment.  Each of the Subsidiary Pledgors recognizes and acknowledges that the rights to contribution arising hereunder shall constitute an asset in favor of the party entitled to such contribution.  In this connection, each Subsidiary Pledgor has the right to waive its contribution right against any Subsidiary Pledgor to the extent that after giving effect to such waiver such Subsidiary Pledgor would remain solvent, in the determination of the Administrative Agent or the Required Lenders.

27.           LEGAL NAMES; TYPE OF ORGANIZATION (AND WHETHER A REGISTERED ORGANIZATION AND/OR A TRANSMITTING UTILITY);  JURISDICTION OF ORGANIZATION; LOCATION; ORGANIZATIONAL IDENTIFICATION NUMBERS; CHANGES THERETO; ETC.  No Pledgor shall change its legal name, its type of organization, its status as a Registered Organization (in the case of a Registered Organization), its status as a Transmitting Utility or as a Person which is not a Transmitting Utility, as the case may be, its jurisdiction of organization, its Location, or its organizational identification number (if any), except that any such changes shall be permitted (so long as not in violation of the applicable requirements of the Secured Debt Agreements and so long as same do not involve (x) a Registered Organization ceasing to constitute same or (y) any Pledgor changing its jurisdiction of organization or Location from the United States or a State thereof to a jurisdiction of organization or Location, as the case may be, outside the United States or a State thereof) if (i) it shall have given to the Administrative Agent not less than 10 days’ prior written notice of each change to its legal name, its type of organization, whether or not it is a Registered Organization, its jurisdiction of organization, its Location, its organizational identification number (if any), and whether or not it is a Transmitting Utility, and (ii) in connection with the respective change or changes, it shall have taken all action reasonably requested by the Administrative Agent to maintain the security interests of the Administrative Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.  In addition, to the extent that any Pledgor does not have an organizational identification number on the date hereof and later obtains one, such Pledgor shall promptly thereafter deliver a written notification to the Administrative Agent of such organizational identification number and shall take all actions reasonably satisfactory to the Administrative Agent to the extent necessary to maintain the security interest of the Administrative Agent in the Collateral intended to be granted hereby fully perfected and in full force and effect.

28.           CHANGE OF CONTROL.  The Administrative Agent acknowledges that (i) certain of the Collateral consists of Securities issued by Persons subject to regulation by the FCC and/or the PUC (the “Regulated Securities Collateral”) and (ii) to the extent (and only to the extent) that applicable law requires that Administrative Agent first obtain the consent of the FCC and/or the PUC prior to foreclosing on and/or transferring any of the Regulated Securities Collateral, the Administrative Agent agrees that it will obtain such consent prior to effecting such remedies.

29.           SEVERABILITY.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

30.           HEADINGS DESCRIPTIVE.  The headings of the several Sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

31.           CONFLICT.  Notwithstanding anything to the contrary set forth herein, this Agreement, the security interests created hereby and the rights and remedies of the Administrative Agent hereunder are subject to the terms and provisions of the Credit Agreement, including, without limitation, Sections 8.02, 8.03, 9.06, 10.03, 10.14, 10.15 and 10.16 thereof.  In the event of any inconsistency between the provisions of this Agreement and the Credit Agreement, the provisions of the Credit Agreement shall supersede and control the provisions of this Agreement.

*   *   *   *

IN WITNESS WHEREOF, each Pledgor and the Administrative Agent have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

c/o FAIRPOINT COMMUNICATIONS, INC.	BERKSHIRE CELLULAR, INC.
521 East Morehead Street	COMERCO, INC.
Charlotte, NC 28202	C-R COMMUNICATIONS, INC.
Attention: General Counsel	FAIRPOINT COMMUNICATIONS, INC.
GTC COMMUNICATIONS, INC.
MJD SERVICES CORP.
MJD VENTURES, INC.
NORTHERN NEW ENGLAND TELEPHONE OPERATIONS LLC
RAVENSWOOD COMMUNICATIONS, INC.
S T ENTERPRISES, LTD.
ST. JOE COMMUNICATIONS, INC.
UNITE COMMUNICATIONS SYSTEMS, INC.
UTILITIES, INC.
each as a Pledgor

By:
Name: Ajay Sabherwal
Title: Executive Vice President and Chief Financial Officer

Accepted and Agreed to:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name: Christopher D. Post
Title: Vice President

[Signature Page to Pledge Agreement]

ANNEX E

Form of Agreement Regarding Uncertificated Securities,
Membership Interests and Partnership Interests.

AGREEMENT (as amended, modified, restated and/or supplemented from time to time, this “Agreement”), dated as of [ , 20 ], among the undersigned pledgor (the “Pledgor”), BANK OF AMERICA, N.A., not in its individual capacity but solely as Administrative Agent (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”), and [ ], as the issuer of the Uncertificated Securities, Membership Interests and/or Partnership Interests (each as defined below) (the “Issuer”).

W I T N E S S E T H :

WHEREAS, the Pledgor, certain of its affiliates and the Administrative Agent have entered into a Pledge Agreement, dated as of January 24, 2011 (as amended, modified, restated and/or supplemented from time to time, the “Pledge Agreement”),(1)  under which, among other things, in order to secure the payment of the Obligations, the Pledgor has pledged or will pledge to the Administrative Agent for the benefit of the Secured Parties, and grant a security interest in favor of the Administrative Agent for the benefit of the Secured Parties in, all of the right, title and interest of the Pledgor in and to any and all [Uncertificated Securities] [Partnership Interests] [Membership Interests], from time to time by the Issuer, whether now existing or hereafter from time to time acquired by the Pledgor (with all of such [Uncertificated Securities] [Partnership Interests] [Membership Interests] being herein collectively called the “Issuer Pledged Interests”); and

WHEREAS, the Pledgor desires the Issuer to enter into this Agreement in order to perfect the security interest of the Administrative Agent under the Pledge Agreement in the Issuer Pledged Interests, to vest in the Administrative Agent control of the Issuer Pledge Interests and to provide for the rights of the parties under this Agreement;

NOW THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.             The Pledgor hereby irrevocably authorizes and directs the Issuer, and the Issuer hereby agrees, to comply with any and all instructions and orders originated by the Administrative Agent (and its successors and assigns) regarding any and all of the Issuer Pledged Interests without the further consent by the registered owner (including the Pledgor), and, following its receipt of a notice from the Administrative Agent stating that the Administrative Agent is exercising exclusive control of the Issuer Pledged Interests, not to comply with any instructions or orders regarding any or all of the Issuer Pledged Interests originated by any person or entity other than the Administrative Agent (and its successors and assigns) or a court of competent jurisdiction.

(1)                                  Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Pledge Agreement.

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2.             The Issuer hereby certifies that (i) no notice of any security interest, lien or other encumbrance or claim affecting the Issuer Pledged Interests (other than the security interest of the Administrative Agent or Liens permitted under Section 7.01(c) of the Credit Agreement) has been received by it, and (ii) the security interest of the Administrative Agent in the Issuer Pledged Interests has been registered in the books and records of the Issuer.

3.             The Issuer hereby represents and warrants that (i) the pledge by the Pledgor of, and the granting by the Pledgor of a security interest in, the Issuer Pledged Interests to the Administrative Agent, for the benefit of the Secured Parties, does not violate the charter, by-laws, partnership agreement, membership agreement or any other formation or organizational agreement governing the Issuer or the Issuer Pledged Interests, and (ii) the Issuer Pledged Interests consisting of capital stock of a corporation are fully paid and nonassessable.

4.             All notices, statements of accounts, reports, prospectuses, financial statements and other communications to be sent to the Pledgor by the Issuer in respect of the Issuer will also be sent to the Administrative Agent at the following address:

[  ]

[  ]

Attention:  [  ]

Telephone No.:  [  ]

Telecopier No.:  [  ]

5.             Following its receipt of a notice from the Administrative Agent stating that the Administrative Agent is exercising exclusive control of the Issuer Pledged Interests and until the Administrative Agent shall have delivered written notice to the Issuer that all of the Obligations have been paid in full and this Agreement is terminated, the Issuer will send any and all redemptions, distributions, interest or other payments in respect of the Issuer Pledged Interests from the Issuer for the account of the Administrative Agent only by wire transfers to such account as the Administrative Agent shall instruct.

6.             Except as expressly provided otherwise in Sections 4 and 5, all notices, instructions, orders and communications hereunder shall be sent or delivered by mail, telegraph, telex, telecopy, cable or overnight courier service and all such notices and communications shall, when mailed, telexed, telecopied, cabled or sent by overnight courier, be effective when deposited in the mails or delivered to overnight courier, prepaid and properly addressed for delivery on such or the next Business Day, or sent by telex or telecopier, except that notices and communications to the Administrative Agent or the Issuer shall not be effective until received.  All notices and other communications shall be in writing and addressed as follows:

(a)           if to the Pledgor, at:

Attention:
Telephone No.:
Fax No.:

(b)           if to the Administrative Agent, at the address given in Section 4 hereof;

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(c)           if to the Issuer, at:

Attention:
Telephone No.:
Fax No.:

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

7.             This Agreement shall be binding upon the successors and assigns of the Pledgor and the Issuer and shall inure to the benefit of and be enforceable by the Administrative Agent and its successors and assigns.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.  In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.  None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever except in writing signed by the Administrative Agent, the Issuer and the Pledgor.

8.             This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflict of laws.

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IN WITNESS WHEREOF, the Pledgor, the Administrative Agent and the Issuer have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

[ ],
as Pledgor

By:
Name:
Title:

BANK OF AMERICA, N.A.,
not in its individual capacity but solely
as Administrative Agent

By:
Name:
Title:

[ ],
as the Issuer

By:
Name:
Title:

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ANNEX F

Form of Joinder to Pledge Agreement

JOINDER NO.        dated as of [                              ] (this “Joinder”), to the Pledge Agreement (the “Pledge Agreement”) dated as of January 24, 2011 (as amended, modified, restated and/or supplemented from time to time, the “Pledge Agreement”), made by FAIRPOINT COMMUNICATIONS, INC., a Delaware corporation (“FairPoint”), FAIRPOINT LOGISTICS, INC., a South Dakota corporation (together with Fairpoint, the “Borrowers”) and the other Subsidiaries of FairPoint party thereto (together with the Borrowers, each a “Pledgor” and collectively, the “Pledgors”) in favor of BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, together with any successors and assigns in such capacity, the “Administrative Agent”) for the benefit of the Secured Parties.

A.            Reference is made to (a) the Credit Agreement dated as of January 24, 2011 (as amended, modified, restated and/or supplemented from time to time, the “Credit Agreement”), among the Borrowers, the Lenders party thereto and the Administrative Agent and (b) the Pledge Agreement.

B.            Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Pledge Agreement.

C.            [NAME OF PLEDGOR] has [formed][acquired]                             , a                        [type of entity] (the “New Pledgor”).

D.            Pursuant to the terms and provisions of Section 6.12 of the Credit Agreement, the New Pledgor is required to become a party to the Pledge Agreement and to pledge and grant a Lien in all of its Collateral to the Administrative Agent, for the benefit of the Secured Parties.  The New Pledgor is executing this Joinder in accordance with the requirements of the Credit Agreement and Section 24 of the Pledge Agreement to become a party to the Pledge Agreement.

Accordingly, the New Pledgor hereby agrees as follows:

SECTION 1.           The New Pledgor is hereby added as a party to the Pledge Agreement and hereby agrees to be bound as a “Pledgor” by all of the terms, covenants and provisions set forth in the Pledge Agreement to the same extent that it would have been bound if it had been a signatory to the Pledge Agreement on the date of the Pledge Agreement.

Without limiting the generality of first paragraph of this SECTION 1, as security for the payment and performance in full of the First Lien Obligations, the New Pledgor does hereby grant, pledge, hypothecate, mortgage, charge and assign to the Administrative Agent, for the benefit of the Secured Parties constituting First Lien Claimholders, and does hereby create a continuing security interest in favor of the Administrative Agent for the benefit of the Secured Parties constituting First Lien Claimholders in all of its right, title and interest in and to the Collateral, whether now existing or hereafter from time to time acquired.

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Without limiting the generality of first paragraph of this SECTION 1, as security for the payment and performance in full of the Second Lien Obligations, the New Pledgor does hereby grant, pledge, hypothecate, mortgage, charge and assign to the Administrative Agent, for the benefit of the Secured Parties constituting Second Lien Claimholders, and does hereby create a continuing security interest in favor of the Administrative Agent for the benefit of the Secured Parties constituting Second Lien Claimholders in all of its right, title and interest in and to the Collateral, whether now existing or hereafter from time to time acquired.

The New Pledgor hereby makes each of the representations and warranties applicable to a “Pledgor” contained in the Pledge Agreement.

SECTION 2.           Annexed hereto are supplements to each of Annexes A, B, C and D to the Pledge Agreement with respect to the New Pledgor.  Such supplements shall be deemed to be part of the Pledge Agreement.  The New Pledgor hereby represents and warrants that, as of the date hereof, all information set forth in the supplements annexed hereto is true and correct.

SECTION 3.           The New Pledgor hereby represents and warrants to the Administrative Agent and the other Secured Parties that this Joinder has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of creditors’ rights generally and by general principles of equity.

SECTION 4.           This Joinder may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

SECTION 4.           Except as expressly supplemented hereby, the Pledge Agreement shall remain in full force and effect in accordance with the terms thereof.

SECTION 6.           THIS JOINDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

SECTION 7.           All communications and notices to be provided to the New Pledgor hereunder or under the Pledge Agreement shall be given to the New Pledgor at the address set forth under its signature below.

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IN WITNESS WHEREOF, the New Pledgor and the Administrative Agent have duly executed this Joinder as of the day and year first above written.

[NEW PLEDGOR]

By:
Name:
Title:

Accepted and Agreed to:		Address of New Pledgor:

BANK OF AMERICA, N.A.,		[ ]
as Administrative Agent

By:
Name:
Title:

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